Household Finance Corporation
Household Revolving Home Equity Loan
Revolving Home Equity Loan Asset Backed Certificates - Series 1995-2
P & S Agreement Date:              Nov 1, 1995
Original Settlement Date:           Nov 21, 1995
Series Number of Class A-1 Certificates:     441919AG2
Series Number of Class A-2 Certificates:     N/A
Original Sale Balance:             $637,660,000

Servicer Certificate (Page 1 of 3)

Distribution Date:               03/20/97
Investor Certificateholder Floating Allocation Percentage          97.42%
Investor Certificateholder Fixed Allocation Percentage             97.90%
Aggregate Amount of  Collections                            18,830,774.35
     Aggregate Amount of  Interest Collections               5,983,273.44
     Aggregate Amount of  Principal Collections             12,847,500.91
Int. Collections Alloc. to Investor                          5,828,725.49
Class A Principal Collections                               11,487,227.44
Seller Interest Collections    154,547.95
Seller Principal Collections 1,360,273.47
Weighted Average Loan Rate          13.82%
Net Loan Rate  12.82%
Weighted Average Maximum Loan Rate  18.79%
Class A-1 Certificate Rate         5.6250%
Maximum Investor Certificate Rate                              12.9500%
Class A-1 Certificate Interest Distributed                 2,115,534.22
Class A-1 Investor Certificate Interest Shortfall before Draw      0.00
Unpaid Class A-1 Certificate Interest Shortfall Received  0.00
Unpaid Class A-1 Certificate Interest Shortfall Remaining 0.00
Unpaid Class A-1 Carryover Interest Amount                0.00
Maximum Principal Dist. Amount (MPDA)            12,577,703.39
Alternative Principal Dist. Amount (APDA)        11,487,227.44
Rapid Amortization Period? (Y=1, N=0)0.00
Scheduled Principal  Distribution Amount (SPDA)  11,487,227.44
Principal  allocable to Class A-1                11,487,227.44
SPDA deposited to Funding Account    0.00
Accelerated Principal Distribution Amount                 0.00
APDA allocable to Class A-1          0.00
Reimbursement to Credit Enhancer     0.00
Spread Trigger hit?     No
Reduction in Certificate Principal Balance due to Current Class A-1
Liquidation Loss Amount               741,660.14
Cumulative Investor Liquidation Loss Amount         741,660.14
Total Principal allocable to A-1                 12,228,887.58
Beginning Class A-1 Certificate Principal Balance        483,550,678.88
Ending Class A-1 Certificate Principal Balance  471,321,791.30
Pool Factor (PF)                0.7391428
Retransfer Deposit Amount            0.00
Servicing Fees Distributed     405,670.04
Beg. Accrued and Unpaid Inv. Servicing Fees               0.00
Accrued and Unpaid Inv. Servicing Fees Recv'd             0.00
End. Accrued and Unpaid Inv. Servicing Fees               0.00
Aggregate Investor Liquidation Loss Amount          741,660.14
Investor Loss Reduction Amount       0.00
Beginning Pool Balance     499,711,357.83
Ending Pool Balance        487,462,449.39
Beginning Invested Amount  486,804,047.88
Ending Invested Amount     474,575,160.30
Beginning Seller Principal Balance               12,907,309.95
Ending Seller Principal Balance                  12,887,289.09
Additional Balances          1,360,273.47
Beginning Funding Account Balance    0.00
Ending Funding Account Balance       0.00

Servicer Certificate (Page 2 of  3)

Distribution Date:               03/20/97
Ending Funding Account Balance % (before any purchase of Subsequent Loans or
release to Certs.)             0.00%
Ending Funding Account Balance % (after purchase of Subsequent Loans or
release to Certs.)                                       0.00%
Principal Balance of Subsequent Funding Loans Purchased in Period       0.00
Principal Collections to purchase Additional Balances and/or paid to Certs.
                                                                          0.00
Beginning  Pre-Funding Account Balance                    0.00
Ending Pre-Funding Account Balance   0.00
Pre-Funding Earnings                 0.00
Beginning Capitalized Interest Account                    0.00
Capital Interest Requirement (Transferred to Collection Account)       0.00
Ending Capitalized Interest Account  0.00
Beginning Spread Account Balance                  6,506,737.00
Ending Spread Account Balance6,506,737.00
Beginning Seller Interest          2.5830%
Ending Seller's Interest           2.6438%
Delinquency & REO Status
   60 - 89 days (Del Stat 2)
     No. of Accounts                  184
     Trust Balance           6,951,642.78
   90+ days (Del Stat 3+)
     No. of Accounts                  405
     Trust Balance          13,931,794.32
   270+ days (Del Stat 9+)
     No. of Accounts                  106
     Trust Balance           3,911,792.30
   REO
     No. of Accounts                    9
     Trust Balance             415,899.20
Rapid Amortization Event ?                   No
   Failure to make payment within 5 Business Days of Required DateNo
   Failure to perform covenant relating to Trust's Security IntereNo
   Failure to perform other covenants as described in the AgreemenNo
   Breach of Representation or Warranty ?    No
   Bankruptcy, Insolvency or Receivership relating to Seller ?    No
   Subject to Investment Company Act of 1940 Regulation ?         No
   Servicing Termination ?                   No
   Aggregate of Credit Enhancement Draw Amounts exceed 1% of the CNo
Event of Default ?      No
   Failure by Servicer to make payment within 5 Bus. Days of RequiNo
   Failure by Servicer to perform covenant relating to Trust's SecNo
   Failure by Servicer to perform other covenants as described in No Bankruptcy, Insolvency or Receivership relating to Master ServiNo
   Trigger Event ?      No
Policy Fee Distributed to Credit Enhancer (Paid directly from HFC)N/A
Premium Distributed to Credit Enhancer                    0.00
Amount Distributed to Seller 1,514,821.42
Master Servicer Credit Facility Amount                    0.00
Guaranteed Principal Distribution Amount                  0.00
Credit Enhancement Draw Amount       0.00
Spread Account Draw Amount           0.00
Capitalized Interest Account Draw    0.00
Amount re-imbursed to Credit Enhancer (5.01(a)(vi))       0.00
Amount paid to Trustee               0.00
Cumulative Draw under Policy         0.00
Net Yield       4.97%





Servicer Certificate (Page 3 of  3)

Distribution Date:               03/20/97
Total  Available Funds
     Aggregate Amount of Collections             18,830,774.35
     Deposit for principal not used to purchase subsequent loans        0.00
     Interest Earnings on the Pre-Funding Account         0.00
     Deposit from Capitalized Interest Account            0.00
     Total                  18,830,774.35
Application of Available Funds
     Servicing Fee             405,670.04
     Prinicpal and Interest to Class A-1         14,344,421.80
     Seller's portion of Principal and Interest   1,514,821.42
     Funds deposited into Funding Account (Net)           0.00
     Funds deposited into Spread  Account                 0.00
     Excess funds released to Seller              2,565,861.09
     Total                  18,830,774.35


OFFICERS'S CERTIFICATE
All computations reflected in this Servicer Certificate were made in conformity with the Pooling and Servicing Agreement.

The attached Servicing Certificate is true and correct in all material respects.












A Servicing Officer



























Statement to Certificateholders (Page 1 of 1)

Distribution Date:               03/20/97
INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER $1000)
Class A Certificateholder Floating Allocation Percentage           97.4170%
Class A Certificateholder Fixed Allocation Percentage  97.9000%
Beginning Class A-1 Certificate Balance         483,550,678.88
Class A-1 Certificate Rate       5.625000%
Class A-1 Certificate Interest Distributed            3.317652
Class A-1 Certificate Interest Shortfall Distributed  0.000000
Remaining Unpaid Class A-1 Certificate Interest Shortfall        0.000000
Rapid Amortization Event ?                   No
Class A-1 Certificate Principal Distributed          19.177756
   Maximum Principal Distribution Amount             19.724780
   Scheduled Principal  Distribution Amount (SPDA)   18.014659
   Accelerated Principal Distribution Amount          0.000000
   Aggregate Investor Liquidation Loss Amount Distributed     1.163097
Total Amount Distributed to Certificateholders       21.332311
Principal Collections deposited into Funding Account      0.00
Ending Funding Account Balance       0.00
Ending Class A-1 Certificate Balance            471,321,791.30
Class A-1 Factor                0.7391428
Pool Factor (PF)                0.7391428
Unreimbursed Liquidation Loss Amount$0.00
Accrued Interest on Unreimbursed Liquidation Loss Amount $0.00
Accrued & Unpaid Interest on Unreimbursed Liquidation Loss Amount   $0.00
Class A Servicing Fee          405,670.04
Beginning Invested Amount  486,804,047.88
Ending Invested Amount     474,575,160.30
Beginning Pool Balance     499,711,357.83
Ending Pool Balance        487,462,449.39
Spread Account Draw Amount           0.00
Credit Enhancement Draw Amount       0.00
DELINQUENCY & REO STATUS
   60 - 89 days (Del Stat 2)
     No. of Accounts                  184
     Trust Balance           6,951,642.78
   90+ days (Del Stat 3+)
     No. of Accounts                  405
     Trust Balance          13,931,794.32
   REO
     No. of Accounts                    9
     Trust Balance             415,899.20
Aggregate Liquidation Loss Amount for Liquidated Loans          446,388.75
Class A-1 Certificate Rate for Next Distribution Date        To be updated
Amount of any Draws on the Policy    0.00
Subsequent Mortgage Loans
     No. of Accounts                 0.00
     Trust Balance                   0.00
Pre-Funded Amount (Ending)           0.00
Subsequent Pre-Funding Mortgage Loans
     No. of Accounts                    0
     Trust Balance                   0.00